Contingencies	6 Months Ended
Jun. 30, 2023
Contingencies [Abstract]
Contingencies

21.    Contingencies

On October 20, 2022, Louisa Mojela filed a claim against Canmart and the Company for wrongful termination of her Service Agreement. The claimant sought £1,832,150.62 plus further administrative and legal fees. The Company denied her claim and lodged a counterclaim lodged for losses caused by the Claimant including a loan of US $6,849,935.69 Akanda advanced to Bophelo. On October 30, 2023, Mojela’s entire application failed. The consequentials hearing is scheduled for January 15, 2024, only chance of reviving if appeal granted.

On April 29, 2023, Trevor Scott, former CFO of the Company, issued a claim against the Company for amounts owing under his employment agreement totaling £420,659.95. Claim has been denied in its entirety and a counter-claim lodged for losses caused by the Claimant. The final hearing conflicts with Mojela’s consequentials hearing and thus the Company has applied to postpone it.

On May 12, 2023, Tejinder Virk, former CEO of the Company, issued a claim for Detriment and dismissal for alleged protected disclosures totaling £1,630,302.22. The claim has been denied in it’s entirely. As of December 28, 2023, the list of issues to be agreed upon are outstanding and pending further document disclosures, bundle to be agreed by February 1, 2024, witness statements due for exchange by March 28, 2024.

On May 15, 2023, Vidya Iyer, the Company’s former SVP of Finance issued a claim for amounts owing under her employment agreement totaling £151,774. Claim has been denied in its entirety and a counter-claim lodged for losses caused by the Claimant. Final hearing by video is slated between April 3, 2024 to April 5, 2024. Claimant updated her schedule of loss on December 19, 2023. Documents to be exchanged by January 8, 2024 with bundle to be produced by January 29, 2024. Witness statements to be exchanged by March 18, 2024.